EATON VANCE TOTAL RETURN BOND FUND

Supplement to Prospectus dated February 1, 2022 as revised April 29, 2022

1.The following replaces the third paragraph under “Principal Investment Strategies” under “Fund Summary”:

The Fund may invest in derivative instruments, such as options, futures contracts (including index futures contracts), foreign forward currency exchange contracts or swap agreements (including credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (e.g., the corporate bond market) in a more efficient way.  The market value of derivatives that have characteristics similar to bonds or other fixed and floating-rate income instruments will be included with bonds and other fixed and floating-rate income instruments for purposes of the Fund’s 80% Policy and other investment restrictions. There is no stated limit on the Fund’s use of derivatives.

2.The following replaces the first paragraph of “Derivatives.” under “Investment Objective & Principal Policies and Risks”:

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”).  The Fund may engage in derivatives transactions to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. Derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (e.g., the corporate bond market) in a more efficient way.

3.The following paragraphs are added after “Credit Linked Notes.” under “Investment Objective & Principal Policies and Risks”:

Total Return Swaps. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a reference instrument during the specified period, in return for periodic payments from the other party that are based on a fixed or variable interest rate or the total return of the reference instrument or another reference instrument. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

Inflation Swaps. Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. This can involve an exchange of fixed rate payments for floating rate payments based on a reference index (an inflation index, such as the Consumer Price Index) or an exchange of floating rate payments based on two different reference indices where one of the reference indices is an inflation index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid in a lump sum at the swap’s maturity.

August 3, 2022	41046 8.3.22